Exhibit 99.1

I. INDIVIDUAL CASES

A. Engle Progeny Cases.

Pursuant to the Florida Supreme Court’s ruling in Engle v. Liggett Group Inc., which decertified the Engle class on a prospective basis, former class members had until January 2008 to file individual lawsuits. Lawsuits by individuals requesting the benefit of the Engle ruling are referred to as the “Engle progeny” cases. Liggett has resolved the claims of all but 39 Engle progeny plaintiffs. For more information on the Engle case and on the settlement, see “Note 9. Contingencies.”

(i)Engle Progeny Cases with trial dates through March 31, 2022.

Rearick. v. R.J. Reynolds Tobacco Company, et al., Case No. 2009-30059-CICI, Circuit Court of the 7th Judicial Circuit, Volusia County (case filed 01/05/09). One individual suing on behalf of the estate and survivors of a deceased smoker. The case is set for trial during the trial period starting 01/10/22.

(ii)Post-Trial Engle Progeny Cases.

Santoro v. R.J. Reynolds Tobacco Company, et al., Case No. 08-025807, Circuit Court of the 17th Judicial Circuit, Broward County (case filed 06/05/08). On March 29, 2017, the jury returned a verdict in favor of the plaintiff and awarded compensatory damages in the amount of $1,605,000. The jury apportioned fault as follows: Decedent - 36%, Philip Morris - 28%, R.J. Reynolds - 26% and Liggett - 10% ($160,500). Defendants appealed the final judgment and Plaintiff cross-appealed. In May 2020, the Fourth District Court of Appeal affirmed the trial court on Defendants’ appellate issues. On Plaintiff’s cross-appeal, the appellate court reversed the trial court’s order granting directed verdict on strict liability and negligence claims and reinstated the jury’s verdict, including the punitive damages award. Defendants filed a notice to invoke the discretionary jurisdiction of the Florida Supreme Court which was denied. The judgment was paid by Liggett in February 2021.

B. Other Individual Cases.

Florida

Baluja v. Philip Morris USA Inc., et al., Case No. 20-CA-017956, Court of the 17th Judicial Circuit, Broward County (case filed 10/27/2020). One individual suing on behalf of the estate and survivors of a deceased smoker.

Barnes, et al. v. Philip Morris USA Inc., et al., Case No. 20-CA-000870, Circuit Court of the 8th Judicial Circuit, Alachua County (case filed 03/24/2020). Two individuals suing.

Baron, et al. v. Philip Morris USA Inc., et al., Case No. 17-CA-023133, Circuit Court of the 17th Judicial Circuit, Broward County (case filed 12/21/17). Two individuals suing. The case is set for trial during the trial period starting 07/06/21.

Bennett, et al. v. Philip Morris USA Inc., et al., Case No. 17-CA-023046, Circuit Court of the 17th Judicial Circuit, Broward County (case filed 12/20/17). Three individuals suing on behalf of the estate and survivors of a deceased smoker. The case is set for trial during the trial period starting 04/04/22.

Bennett v. R.J. Reynolds Tobacco Company, et al., Case No. 20-30196, Circuit Court of the 7th Judicial Circuit, Volusia County (case filed 02/27/2020). One individual suing on behalf of the estate and survivors of a deceased smoker. Vector Group was sued, but Liggett was not named as a defendant.

Broughton v. Philip Morris USA Inc., et al., Case No. 18-CA-007187, Circuit Court of the 13th Judicial Circuit, Hillsborough County (case filed 07/25/18). One individual suing.

Bullock v. R.J. Reynolds Tobacco Company, et al., Case No. 19-028814, Circuit Court of the 11th Judicial Circuit, Miami-Dade County (case filed 09/30/19). One individual suing.

Carmichael. et al. v. R.J. Reynolds Tobacco Company, et al., Case No. 20-025134, Circuit Court of the 11th Judicial Circuit, Miami-Dade County (case filed 11/20/2020). Two individuals suing.

Cellini v. Philip Morris USA, Inc., et al., Case No. 20-CA-011084, Circuit Court of the 17th Judicial Circuit, Broward County (case filed 07/08/2020). One individual suing.

Cole v. R.J. Reynolds Tobacco Company, et al., Case No. 19-000265, Circuit Court of the 6th Judicial Circuit, Pinellas County (case filed 01/11/19). One individual suing.

Cowart v. Liggett Group Inc., et al., Case No. 98-01483-CA, Circuit Court of the 4th Judicial Circuit, Duval County (case filed 03/16/98). One individual suing. Liggett is the only defendant in this case. The case is dormant.

Craig v. Philip Morris USA Inc., et al., Case No. 21-CA-008337, Circuit Court of the 17th Judicial Circuit, Broward County (case filed 04/23/2021). One individual suing on behalf of the estate and survivors of a deceased smoker.

Cravens v. Philip Morris USA Inc., et al., Case No. 19-CA-002944, Circuit Court of the 2nd Judicial Circuit, Leon County (case filed 12/30/19). One individual suing.

Cunningham v. R.J. Reynolds Tobacco Company, et al., Case No. 17-CA-000293, Circuit Court of the 19th Judicial Circuit, St. Lucie County (case filed 02/20/17). One individual suing on behalf of the estate and survivors of a deceased smoker.

Cupp v. Philip Morris USA Inc., et al., Case No. 17-CA-020257, Circuit Court of the 17th Judicial Circuit, Broward County (case filed 11/06/17). One individual suing. The case is set for trial in 03/22.

DaSilva, et al. v. Philip Morris USA Inc., et al., Case No. 17-CA-022955, Circuit Court of the 17th Judicial Circuit, Broward County (case filed 12/19/17). Two individuals suing.

Davis v. R.J. Reynolds Tobacco Company, et al., Case No. 19-CA-001182, Circuit Court of the 12th Judicial Circuit, Manatee County (case filed 03/19/19). One individual suing.

Davis, M. v. Philip Morris USA Inc., et al., Case No. 2020CA001655, Circuit Court of the 8th Judicial Circuit, Alachua County (case filed 06/19/2020). One individual suing on behalf of the estate and survivors of a deceased smoker. Vector Group is a named defendant, but, not Liggett.

Feld v. Philip Morris USA Inc., et al., Case No. 17-CA-020119, Circuit Court of the 17th Judicial Circuit, Broward County (case filed 11/03/17). One individual suing. The case is set for trial during the trial period starting 08/09/21.

Gonzalez v. Philip Morris USA Inc., et al., Case No. 18-36558, Circuit Court of the 11th Judicial Circuit, Miami-Dade County (case filed 11/03/17). One individual suing.

Griffin v. R.J. Reynolds Tobacco Company, et al., Case No. 19-015066, Circuit Court of the 11th Judicial Circuit, Miami-Dade County (case filed 05/17/19). One individual suing.

Harcourt v. Philip Morris USA Inc., et al., Case No. 17-CA-0202979, Circuit Court of the 17th Judicial Circuit, Broward County (case filed 11/07/17). One individual suing.

Johnson v. R.J. Reynolds Tobacco Company, et al., Case No. 20-CA-000635, Circuit Court of the 2nd Judicial Circuit, Gadsden County (case filed 08/25/2020). One individual suing on behalf of the estate and survivors of a deceased smoker and for her own personal injuries.

Kenney v. Philip Morris USA Inc., et al., Case No. 20-CA-018169, Circuit Court of the 17th Judicial Circuit, Broward County (case filed 10/30/2020). One individual suing.

Koedam v. Philip Morris USA Inc., et al., Case No. 19-CA-002970, Circuit Court of the 2nd Judicial Circuit, Leon County (case filed 01/03/2020). One individual suing.

Lane, et al. v. Philip Morris USA Inc., et al., Case No. 17-011591, Circuit Court of the 17th Judicial Circuit, Broward County (case filed 06/16/17). Two individuals suing. The case is set for trial during the trial period starting 05/31/22.

McMakin. v. R.J. Reynolds Tobacco Company, et al., Case No. 20-30329, Circuit Court of the 7th Judicial Circuit, Volusia County, (case filed 03/30/2020). One individual suing on behalf of the estate and survivors of two deceased smokers. Vector Group is a named defendant, but, not Liggett.

Mendez v. Philip Morris USA Inc., et al., Case No. 18-042377, Circuit Court of the 11th Judicial Circuit, Miami-Dade County (case filed 12/21/18).  One individual suing on behalf of the estate and survivors of a deceased smoker. The case is set for trial in 11/21.

Moon v. Philip Morris USA Inc., et al., Case No. 19-CA-002941, Circuit Court of the 2nd Judicial Circuit, Leon County (case filed 12/30/19). One individual suing.

Nicholson, et al. v. R.J. Reynolds Tobacco Company, et al., Case No. 20-014354, Circuit Court of the 11th Judicial Circuit, Miami-Dade County (case filed 07/08/2020). Two individuals suing.

Ochoa, et al. v. R.J. Reynolds Tobacco Company, et al., Case No. 20-0233114, Circuit Court of the 11th Judicial Circuit, Miami-Dade County (case filed 10/28/2020). Two individuals suing.

Perez-Gell v. Philip Morris USA Inc., et al., Case No. 19-016287, Circuit Court of the 11th Judicial Circuit, Miami-Dade County (case filed 05/30/19).  One individual suing.

Roney v. Philip Morris USA Inc., et al., Case No. 19-CA-002943, Circuit Court of the 2nd Judicial Circuit, Leon County (case filed 12/30/19). One individual suing.

Royal v. Philip Morris USA Inc., et al., Case No. 17-CA-020204, Circuit Court of the 17th Judicial Circuit, Broward County (case filed 10/16/17). One individual suing.

Santana v. Philip Morris USA Inc., et al., Case No. 19-37329, Circuit Court of the 11th Judicial Circuit, Miami-Dade County (case filed 01/03/20). One individual suing.

Schnitzer v. Philip Morris USA Inc., et al., Case No. 18-026537, Circuit Court of the 11th Judicial Circuit, Miami-Dade County (case filed 08/06/18). One individual suing on behalf of the estate and survivors of a deceased smoker.

Schoene v. R.J. Reynolds Tobacco Company, et al., Case No. 21-004689, Circuit Court of the 17th Judicial Circuit, Broward County (case filed 03/05/2021). One individual suing.

Siders v. Philip Morris USA Inc., et al., Case No. 19-CA-002942, Circuit Court of the 2nd Judicial Circuit, Leon County (case filed 12/30/19). One individual suing.

Smith v. Philip Morris USA Inc., et al., Case No. 20-008481, Circuit Court of the 11th Judicial Circuit, Miami-Dade County (case filed 04/16/20).  One individual suing on behalf of the estate and survivors of a deceased smoker.

Sweet v. Philip Morris USA Inc., et al., Case No. 19-001243, Circuit Court of the 2nd Judicial Circuit, Leon County (case filed 12/23/19). One individual suing.

Taylor v. Philip Morris USA Inc., et al., Case No. 19-CA-255, Circuit Court of the 2nd Judicial Circuit, Wakulla County (case filed 12/18/19). One individual suing.

Tozzi, Jr. v. Philip Morris USA Inc., et al. Case No. 20-CA-018210, Court of the 17th Judicial Circuit, Broward County (case filed 10/30/2020). One individual suing.

Voglio v. R.J. Reynolds Tobacco Company, et al., Case No. 18-CA-000640, Circuit Court of the 19th Judicial Circuit, Martin County (case filed 08/29/18). One individual suing on behalf of the estate and survivors of a deceased smoker.

Watson v. R.J. Reynolds Tobacco Company, et al., Case No. 20-CA-009690-O, Circuit Court of the 9th Judicial Circuit, Orange County (case filed 09/25/2020). One individual suing.

Whitehurst v. Philip Morris USA Inc., et al., Case No. 19-016282, Circuit Court of the 11th Judicial Circuit, Miami-Dade County (case filed 05/30/19). One individual suing.

Hawaii

Ricapor-Hall v. Philip Morris USA Inc., et. al., Case No. 1CCV-21-0000334, Circuit Court, First Circuit (case filed 03/16/2021). One individual suing.

Illinois

Akers, et al. v. Philip Morris USA Inc., et al., Case No. 2019-L-011779, Circuit Court of Cook County, Illinois (case filed 10/24/19). Two individuals suing.

Andersen v. Philip Morris USA Inc., et al., Case No. 2019-L-007984, Circuit Court of Cook County, Illinois (case filed 07/19/19).  One individual suing.

Anderson J. v. Philip Morris USA Inc., et al., Case No. 2021-L-003338, Circuit Court of Cook County, Illinois (case filed 03/29/2021). One individual suing.

Bukowski, et al. v. Philip Morris USA, Inc., et al, Case No. 2019-L-010529, Circuit Court of Cook County, Illinois (case filed 09/24/19). Two individuals suing.

Clay v. Philip Morris USA Inc., et al., Case No. 1:18-cv-03549, United States District Court, Northern District of Illinois (case filed 04/16/18). One individual suing. Liggett is the only remaining defendant.

Dispenza, et al. v. Philip Morris USA Inc., et al., Case No. 2020-L-008496, Circuit Court of Cook County, Illinois (case filed 08/12/2020). Two individuals suing.

Jones v. Philip Morris USA Inc., et al., Case No. 1:20-cv-03349, United States District Court, Northern District of Illinois (case filed 05/04/20).  One individual suing.

Jordan vs. R.J. Reynolds Tobacco Company, et al., Case No. 2021-L-000670, Circuit Court of Cook County, Illinois (case filed 01/20/2021). One individual suing.

Mitchell v. Philip Morris USA Inc., et al., Case No. 2018-L-011336, Circuit Court of Cook County, Illinois (case filed 10/22/18). One individual suing.

Porter v. R.J. Reynolds Tobacco Company, et al., Case No. 2021-L-003418, Circuit Court of Cook County, Illinois (case filed 03/31/2021). One individual suing.

Prescott v. Philip Morris USA Inc., et al., Case No. 2018-L-003905, Circuit Court of Cook County, Illinois (case filed 04/17/18).  One individual suing on behalf of the estate and survivors of a deceased smoker.

Smith v. Philip Morris USA Inc., et al., Case No. 2018-L-008907, Circuit Court of Cook County, Illinois (case filed 08/16/18).  One individual suing.

Stoklosa v. Philip Morris USA Inc., et al., Case No. 2019-L012409, Circuit Court of Cook County, Illinois (case filed 11/15/19). One individual suing.

Stone v. Philip Morris USA Inc., et al., Case No. 2020-L-008635, Circuit Court of Cook County, Illinois (case filed 08/17/20). One individual suing on behalf of the estate and survivors of a deceased smoker.

Louisiana

Oser v. The American Tobacco Co., et al., Case No. 97-9293, Circuit Court of the Civil District Court, Parish of Orleans (case filed 05/27/97). One individual suing. There has been no recent activity in this case.

Reese, et al. v. R. J. Reynolds, et al., Case No. 2003-12761, Circuit Court of the 22nd Judicial District Court, St. Tammany Parish (case filed 06/10/03). Five individuals suing. There has been no recent activity in this case.

Massachusetts

Moschella v. R J Reynolds Tobacco Company, et al., Case No. 2084CV01080, Superior Court, Suffolk County, Massachusetts (case filed 05/22/2020). One individual suing. Both Liggett and Liggett Vector Brands are named defendants.

Nevada

Camacho, et al. v. Philip Morris USA Inc., et al., Case No. A-19-807650C, District Court, Clark County, Nevada, (case filed 12/30/19). Two individuals suing.

Clark v. Philip Morris USA Inc., et al., Case No. A-19-802987C, District Court, Clark County, Nevada, (case filed 10/04/19). One individual suing on behalf of the estate and survivors of a deceased smoker. The case is set for trial during the trial period starting 01/03/22.

Geist v. Philip Morris USA Inc., et al., Case No. A-19-807653C, District Court, Clark County, Nevada, (case filed 12/30/19). One individual suing on behalf of the estate and survivors of a deceased smoker. The case is set for trial during the trial period starting 03/14/22.

Kelly, et al. v. Philip Morris USA Inc., et al., Case No. A-20-820112-C, District Court, Clark County, Nevada (case filed 08/25/20). Two individuals suing.

Rowan v. Philip Morris USA Inc., et al., Case No. A-20-811091C, District Court, Clark County, Nevada, (case filed 02/27/20). One individual suing on behalf of the estate and survivors of a deceased smoker.

Speed v. Philip Morris USA Inc., et al., Case No. A-20-819040-C, District Court, Clark County, Nevada, (case filed 08/04/2020). One individual suing on behalf of the estate and survivors of a deceased smoker.

Tully, et al. v. Philip Morris USA Inc., et al., Case No. A-19-807657C, District Court, Clark County, Nevada, (case filed 12/30/19). Two individuals suing. The case is set for trial during the trial period starting 05/23/22.

New Mexico

Duran v. RJ Reynolds Tobacco Company, et al., Case No. D-0101-CV-2020-01683, 1st Judicial District, Santa Fe County, New Mexico (case filed 08/04/2020). One individual suing.

Grace v. RJ Reynolds Tobacco Company, et al., Case No. D-0101-CV-2020-01689, 1st Judicial District, Santa Fe County, New Mexico (case filed 08/05/2020). One individual suing on behalf of the estate and survivors of a deceased smoker.

Lopez, H. v. RJ Reynolds Tobacco Company, et al., Case No. D-0101-CV-2020-01686, 1st Judicial District, Santa Fe County, New Mexico (case filed 08/04/2020). One individual suing on behalf of the estate and survivors of a deceased smoker.

Lopez, T. v. RJ Reynolds Tobacco Company, et al., Case No. D-0101-CV-2020-01688, 1st Judicial District, Santa Fe County, New Mexico (case filed 08/05/2020). One individual suing on behalf of the estate and survivors of a deceased smoker.

Martinez, et al. v. RJ Reynolds Tobacco Company, et al., Case No. D-0101-CV-2020-01691, 1st Judicial District, Santa Fe County, New Mexico (case filed 08/05/2020). Two individuals suing.

II. CLASS ACTION CASES

Parsons, et al. v. A C & S Inc., et al., Case No. 00-C-7000, First Judicial Circuit, West Virginia, Ohio County (case filed 02/09/98). This purported class action is brought on behalf of plaintiff and all West Virginia residents who allegedly have claims arising from their exposure to cigarette smoke and asbestos fibers. The operative complaint seeks to recover unspecified compensatory and punitive damages on behalf of the putative class. The case is stayed as a result of the December 2000 bankruptcy petitions filed by three defendants (Nitral Liquidators, Inc., Desseaux Corporation of North America and Armstrong World Industries).

Young, et al. v. American Brands Inc., et al., Case No. 97-19984cv, Civil District Court, Louisiana, Orleans Parish (case filed 11/12/97). This purported personal injury class action is brought on behalf of plaintiff and all similarly situated residents in Louisiana who, though not themselves cigarette smokers, were exposed to secondhand smoke from cigarettes that were manufactured by the defendants, including Liggett, and suffered injury as a result of that exposure. The plaintiffs seek an unspecified amount of compensatory and punitive damages. No class certification hearing has been held. In March 2016, the court entered an order staying the case, including all discovery, pending the completion of the smoking cessation program ordered by the court in Scott v. The American Tobacco Co.

III. HEALTH CARE COST RECOVERY ACTIONS

Crow Creek Sioux Tribe v. The American Tobacco Company, et al., Case No. cv-97-09-082, Tribal Court of the Crow Creek Sioux Tribe, South Dakota (case filed 09/26/97). The plaintiff seeks to recover actual and punitive damages, restitution, funding of a clinical cessation program, funding of a corrective public education program and disgorgement of unjust profits from alleged sales to minors. The case is dormant.